AMENDED MONTHLY OPERATING REPORT
           Calendar Month November 1, 2001 to November 30, 2001

                     FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNTING BASIS:   Cash [  ]         Accrual [X]

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

       Location: NxNetworks, Inc. 13595 Dulles Technology Drive, Herndon, VA 20171; Greg Washenko (CFO) 703-793-2059 and Jennifer Bell (Controller) 703-793-2076

3.     NUMBER OF EMPLOYEES paid during this period:  29

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?

       Yes [  ]   No  [X].  If yes, explain below:

5.     Are all BUSINESS LICENSES current? Yes [ ]  No [X]  Not Applicable [ ]

6.     PRE-PETITION ACCOUNTS RECEIVABLE:

       Beginning Balance     $ 2,014,302
       Collected this Period $   613,444
       Ending Balance        $ 1,400,858

7.     POST-PETITION ACCOUNTS RECEIVABLE:

       0-30 Days: $417,002   31-60 Days:  $-0-   Over 60 Days: $-0-

       If there are any post-petition Accounts Receivable over 60 days, pro vide schedule AR giving a listing of such accounts and explain the delinquencies.

8.     POST-PETITION ACCOUNTS PAYABLE:

       0-30 Days: $240,547  31-60 Days:  $          Over 60 Days: $
                                          -------                   ---------

       If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes [ ] No [X] Payroll tax is current but sales, property and business taxes are overdue. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

10.    ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits
       and payment of payroll and sales taxes?  Yes [  ]   No [X].  If no,
       explain: Payroll taxes were deposit to the payroll account during this period. Going forward payroll taxes will be deposited into the tax account.

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes [X] No [ ] Explain:

12.    INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

       Auto & Truck  3/11/02          Liability 3/11/02
       Fire                           Workers Comp. 3/11/02

13.    ACTIONS OF DEBTOR.  During the last month, did the debtor:

       (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
       Yes [ ]No [X] Explain:

       (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the
       going-concern value of the assets of the debtor?  Yes [X]   No [ ]
       Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with con trol over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

       Yes [  ] No [X] Explain:

15.     PAYMENTS TO SECURED CREDITORS during reporting period:
        (Attach additional sheets, if necessary.)

Creditor       Freq. of Payments   Amount of    Next    Post Petition Payments
                 Per Contract        each     Payment         Not Made
                  (mo, qtr)         Payment     Due        Mo.       Amt.
------------------------------------------------------------------------------
None


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
     (Attach additional sheets, if necessary.)


      Professional  Service   Amount
      --------------------------------------
      Richard Yalen CEO      $4,242.42

17.   QUARTERLY U.S. TRUSTEE FEES paid during reporting period:   $ None

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

      Dated: 1/22/02                             DEBTOR-IN-POSSESSION

 Name/Title: Greg Washenko                       By: /s/ Greg Washenko
                                                    -------------------------
 Address: 13595 Dulles Technology Drive
          Herndon, VA 20171
 Phone:   703-793-2059

                     UNITED STATES BANKRUPTCY COURT
                  FOR THE EASTERN DISTRICT OF VIRGINIA
                          Alexandria Division

IN re:                 )            Chapter 11
                       )            Case Number:
                       )
                       )
         Debtor(s)     )
------------------------

                       Cash Disbursements Summary Report
                    Calendar Month Ending November 30, 2001


Total Disbursements from Operating Account
                            (See Note 1)         $325,508.74
                                                 ------------

Total Disbursements from Payroll Account
                            (See Note 2)         $257,511
                                                 ------------
Total Disbursements from Tax Escrow Account
                            (See Note 3)              0
                                                 ------------
Total Disbursements from any other Account
                            (See Note 4)              0
                                                 ------------
Grand Total Disbursments from all Accounts       $483,019.74
                                                 ------------

Note 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow ac-count or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

Note 4 -- Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property).

ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH
DEBTOR-IN-POSSESSION ACCOUNT. (The page of the statement showing bank, account number and beginning and ending balance is sufficient.)

                          Nx Networks, Inc.
                   Amended Monthly Operating Report
                     Income Statement - Unaudited
                    (Business Debtor, Accrual Basis)
               Calendar Month November 1 to November 30, 2001


                                                   This Month

SALES:
    Product Sales                                    158,843
    Service Sales                                    273,401
                                                     -------
                                                     432,245
                                                     -------
COST OF SALES:
    Product Cost of Sales - materials                 50,761
    Product Cost of Sales - manufacturing overhead    67,015
    Service Costs - includes payroll and other costs  97,997
                                                     -------
                                                     215,773
                                                     -------
                                                     -------
GROSS MARGIN                                         216,471
                                                     -------
OPERATING EXPENSES:
-------------------
 OFFICER SALARIES (GROSS)                             46,200
 OTHER EMPLOYEES SALARIES (GROSS)                     81,148
 TAXES (PAYROLL:  EMPLOYER'S SHARE)                    2,353
 COMMISSION                                                -
 TEMPORARY LABOR                                       2,000
 EMPLOYEE BENEFITS (insurance,pension etc)             7,000
 TUITION ASSISTANCE                                      700
 RECRUITING                                                -
 RELOCATION                                                -
 TRAVEL & ENTERTAINMENT                               14,508
 TELEPHONE                                             7,072
 UTILITIES                                             3,917
 OFFICE SUPPLIES                                       2,480
 POSTAGE & DUPLICATION                                     -
 OFFICE RENT                                          15,132
 MTL OVERHEAD CREDIT                                       -
 LEASED EQUIPMENT                                      2,540
 REPAIR & MAINTENANCE                                 11,886
 INSURANCE                                            50,084
 MATERIALS & TOOLS                                        50
 NEW PRODUCT MATERIALS                                     -
 LAB SUPPLIES                                              -
 RGA EXPENSES                                              -
 FREIGHT                                                (174)
 MARKETING MATERIALS                                       -
 LEGAL                                                50,265
 ACCOUNTING                                            3,639
 TRADE SHOW                                                -
 ADVERTISING                                               -
 PUBLIC RELATIONS                                      1,611
 PROMITIONS                                                -
 SALES CONTRACTORS                                     4,913
 CONSULTING                                           18,094
 BAD DEBT                                                  -
 MATERIAL OVERHEAD CREDIT                                  -
 SALES & USE TAX                                       8,794
 OTHER TAX                                             5,590
 OTHER EXPENSES                                          639
 DEPRECIATION                                        102,908
 GOODWILL AMORTIZATION                               635,993
                                                   ---------
                                                   ---------
       Total operating expense                 $   1,079,340
                                                   ---------
OPERATING INCOME/(LOSS)/EBITDA                      (862,869)

Other Income (Expenses)
    Interest Expense                                  (2,032)
    Interest Income                                    3,182
    Other Income                                         378
                                                    --------
         Total income and other expense                1,528


                                                    --------
Net Income/(Loss)                              $    (861,341)

                             NXNETWORKS, INC.
       AMENDED CASH FLOW STATEMENT (SOURCES (USES) OF CASH) - UNAUDITED
                         PAYROLL AND TAX ACCOUNTS
                    (BUSINESS DEBTOR, ACCRUAL BASIS)
                  CALENDAR MONTH ENDING NOVEMBER 30, 2001
               All figures refer to post-petition transactions


Net Income/(loss)                                   (861,341)

add expenses not requiring Cash:
   Depreciation                                      102,861
   Amortization                                      635,993

Other Sources (Uses) Cash:
Accounts receivable                                   49,647
Inventories                                           44,534
Other current assets                                (170,989)
Deposits                                               5,638
Note payable to vendor                                     -
accounts payable                                     181,110
Accrued liabilities                                  190,627

    total other souces (uses) of cash                178,080

Cash beginning                                       608,826

Cash ending                                          786,906

                                                          (0)

                              NXNETWORKS, INC.
               AMENDED CONSOLIDATED BALANCE SHEET - UNAUDITED
                          AS OF NOVEMBER 30, 2001


                  ASSETS
                  ------

CURRENT ASSETS
        Cash and cash equivalents                               786,906
        Pre-Petition Accounts Receivable                      1,400,858
        Post-Petition Accounts receivable                       417,002
           Less reserve for bad debt & returns               (1,542,895)
        Receivables from Officers, Affiliates, Employees              -
        Inventory                                             3,113,477
        Other current assets
              Prepaids                                          496,880
                                                           ------------

                    Total Current Assets                      4,672,229

FIXED ASSETS
Property and Equipment                                       11,625,486
     Less: Accumulated Depreciation                          (9,486,898)
                                                           ------------
                    Total Fixed Assets                        2,138,588

OTHER ASSETS
Deposits                                                        694,534
Goodwill, Net                                                16,874,025
                                                            -----------
                    Total Other Assets                       17,568,559
                                                            -----------
TOTAL ASSETS                                                 24,379,375
                                                            ===========

      LIABILITIES & STOCKHOLDER'S EQUITY
      ----------------------------------

POST-PETITION LIABILITIES:
        Accounts Payable                                        240,547
        Accrued Accounts Payable                                 95,932
        Deferred Revenue                                        398,169
        Taxes Payable                                             1,006
                                                            -----------
                  Total Post-Petition Liabilities               735,655

PRE-PETITION LIABILITIES:
        Priority Claim                                          448,125
        Secured Claim                                           558,735
        Unsecured                                            13,088,400
        General pre-pretition accruals                        5,197,689
                                                            -----------
                 Total Pre-Petition Liabilities              19,292,950
                                                            -----------
             TOTAL LIABILITIES                               20,028,605
                                                            -----------
STOCKHOLDERS' EQUITY:
        Common Stock                                          2,430,230
        Preferred Stock                                       7,025,008
        APIC, net of filing fees                            283,967,334
        Deferred Compensation                                (2,347,751)
        Accumulated (deficit)/income - Pre-petition        (291,148,351)
        Accumulated (deficit)/income-Post-petition             (861,341)
        Warrants                                              6,322,333
        Notes Receivable from officer                        (1,000,000)
        Cummulative Translation Adj.                            (36,692)

             Total Stockholders' equity                       4,350,770
                                                           ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   24,379,375
                                                           ============

POST PETITION ACCOUNTS RECEIVABLE AGING
as of 11/30/01
Cust ID     Customer Name            0          1-30     31-60     61-90     91-120+     Total

00008734 ALCATEL CIT               6,891.00        0.00     0.00      0.00    0.00      6,891.00
00004006 ALCATEL e-BUSINESS       15,932.73        0.00     0.00      0.00    0.00     15,932.73
00004007 ALCATEL TELECOM LIMITED  22,000.00        0.00     0.00      0.00    0.00     22,000.00
00008933 A-SR                          0.00    1,463.31     0.00      0.00    0.00      1,463.31
00002169 AURORA TECHNOLOGIES LTD   1,350.90        0.00     0.00      0.00    0.00      1,350.90
00004040 CHIQUITA BRANDS INC.     15,447.96        0.00     0.00      0.00    0.00     15,447.96
00004042 COHERENT LASER GROUP      2,924.82        0.00     0.00      0.00    0.00      2,924.82
00004073 EUROPEAN SPACE AGENCY       890.70        0.00     0.00      0.00    0.00        890.70
00006976 THE FALLON CLINIC           150.00        0.00     0.00      0.00    0.00        150.00
00004080 FRITZ COMPANIES INC      13,892.84        0.00     0.00      0.00    0.00     13,892.84
00008319 GZS                       5,824.35        0.00     0.00      0.00    0.00      5,824.35
00004099 HITRON TECHNOLOGY INC     5,940.00        0.00     0.00      0.00    0.00      5,940.00
00004100 HITRON TECHNOLOGY INC.    8,399.22        0.00     0.00      0.00    0.00      8,399.22
00008981 IMV PROJECTS                  0.00      286.00     0.00      0.00    0.00        286.00
00004108 INFORMSVIAZ                   0.00 (117,194.00)    0.00      0.00    0.00   (117,194.00)
00004108 INFORMSVIAZ              11,197.98        0.00     0.00      0.00    0.00     11,197.98
00004274 IO DIS TICARET KOLLEKTIF(80,900.50)       0.00     0.00      0.00    0.00    (80,900.50)
00007272 KODAK / IBM GLOBAL SVC      900.00        0.00     0.00      0.00    0.00        900.00
00004273 LOGICAL NETWORKS
         (EX ANITE)               27,486.90        0.00     0.00      0.00    0.00     27,486.90
00004272 LUCENT TECHNOLOGIES      99,999.99        0.00     0.00      0.00    0.00     99,999.99
00000226 MBG/ELEKTRONIK AB         1,744.00        0.00     0.00      0.00    0.00      1,744.00
00006567 NATIONAL WATER COMMISSION     0.00   23,607.93     0.00      0.00    0.00     23,607.93
00008969 NETCALL                     875.00        0.00     0.00      0.00    0.00        875.00
00004210 NULINK INC                  800.00        0.00     0.00      0.00    0.00        800.00
00004160 OMNES                    27,485.16        0.00     0.00      0.00    0.00     27,485.16
00004156 OMNES LTD                11,007.29        0.00     0.00      0.00    0.00     11,007.29
00008689 QXTEL LIMITED             1,920.00        0.00     0.00      0.00    0.00      1,920.00
00007678 ROCKBRIDGE GLOBAL VILLAGE   286.00        0.00     0.00      0.00    0.00        286.00
00006564 SEALED AIR CORPORATION    4,914.71        0.00     0.00      0.00    0.00      4,914.71
00008986 SI SYSTEMS                  150.00        0.00     0.00      0.00    0.00        150.00
00006558 SIEMENS AG                4,540.92        0.00     0.00      0.00    0.00      4,540.92
00004211 TAKACHIHO KOHEKI
          CO.,LTD.               100,703.85        0.00     0.00      0.00    0.00    100,703.85
00006543 TELECOMET INTERNATIONAL
           INC                     6,018.00        0.00     0.00      0.00    0.00      6,018.00
00000457 TELECOMMUNICATIONS
           CONCEPTS               18,297.60        0.00     0.00      0.00    0.00     18,297.60
00000357 TELECOMMUNICATIONS
           CONCEPTS                2,972.40        0.00     0.00      0.00    0.00      2,972.40
00004216 TELINDUS NETWORKS NV     52,245.10        0.00     0.00      0.00    0.00     52,245.10
00004232 TELUS COMMUNICATIONS
           EDTN IN                57,584.88        0.00     0.00      0.00    0.00     57,584.88
00004237 TRANSACTION NETWORK
           SERVICES               54,999.99        0.00     0.00      0.00    0.00     54,999.99
00008412 CONNECTING POINT COMPUTER 1,129.87        0.00     0.00      0.00    0.00      1,129.87
00008991 VOSPER-MANTECH LTD        2,834.60        0.00     0.00      0.00    0.00      2,834.60

     TOTAL                       508,838.26  (91,836.76)    0.00      0.00    0.00    417,001.50

POST PETITION ACCOUNTS PAYABLE AGING
as of 11/30/01
VENDOR #  VENDOR                    LESS THAN 30  OVER 30   OVER 60   OVER 90     TOTAL

60000009  ADP, INC                     250.56        0     0     0       250.56
60000007  ASPEN PUBLISHERS, INC        113.04        0     0     0       113.04
60000010  AT&T - 054 331 3299 001       25.90        0     0     0        25.90
60000025  BEERS & CUTLER             2,323.00        0     0     0     2,323.00
60000008  BENICOR ASSOCIATES, INC      906.96        0     0     0       906.96
60000062  JERRY CARTER                 805.26        0     0     0       805.26
60000030  CHUBB GROUP OF INSURANCE  19,173.18        0     0     0    19,173.18
60000031  CINGULAR WIRELESS -9191299    35.71        0     0     0        35.71
60000058  CSC - 5155538                265.00        0     0     0       265.00
60000018  DOMINION VIRGINIA POWER    8,737.58        0     0     0     8,737.58
60000065  EAGLE LEASING COMPANY        157.50        0     0     0       157.50
60000014  EARTHLINK - 2372441-9        111.75        0     0     0       111.75
60000026  EQUISERVE LP               1,285.51        0     0     0     1,285.51
60000061  FEDERAL EXPRESS - 00213028    16.43        0     0     0        16.43
60000017  FEDERAL EXPRESS - 10467839    66.98        0     0     0        66.98
60000001  FEDERAL EXPRESS - 23898926 1,349.92        0     0     0     1,349.92
60000015  FEDERAL EXPRESS - 23898946    12.84        0     0     0        12.84
60000042  FILTERFRESH                   73.15        0     0     0        73.15
60000036  SUSAN GAYLE                  220.00        0     0     0       220.00
60000068  IRON MOUNTAIN                276.00        0     0     0       276.00
60000044  KASTLE SYSTEMS               743.22        0     0     0       743.22
60000047  WEI WEI LEE                   47.43        0     0     0        47.43
60000053  MCI - 1N070476                25.88        0     0     0        25.88
60000055  MCI - 1N143231                12.56        0     0     0        12.56
60000054  MCI - 1P249500                 7.57        0     0     0         7.57
60000056  MCI - 1P723190                 9.24        0     0     0         9.24
60000049  MENNINGERCARE SYSTEMS, INC   211.20        0     0     0       211.20
60000051  OCEANAIR                     121.95        0     0     0       121.95
60000067  PAXTON RECORD RETENTION IN   609.50        0     0     0       609.50
60000013  PAXTON VAN LINES, INC      3,000.00        0     0     0     3,000.00
60000063  ROB PAYNE                     55.78        0     0     0        55.78
60000037  PROVIDENT MUTUAL LIFE INS  9,384.30        0     0     0     9,384.30
60000032  REAL ESTATE INVESTMENT
            MGR                     91,941.82        0     0     0    91,941.82
60000038  SUNLIFE OF CANADA          1,817.53        0     0     0     1,817.53
60000048  TRIGON                    64,000.00        0     0     0    64,000.00
60000066  UNDERWRITERS LABORATORIES    193.00        0     0     0       193.00
60000035  UPS - 050488               1,613.91        0     0     0     1,613.91
60000033  UPS - 231367                  86.79        0     0     0        86.79
60000034  UPS - 9W712                   16.00        0     0     0        16.00
60000003  VERIZON - 00073643301622Y    153.68        0     0     0       153.68
60000057  VERIZON - 508 703899981600   246.91        0     0     0       246.91
60000011  VERIZON - 5086164433 06500    91.00        0     0     0        91.00
60000050  VERIZON - 703 7934921 6401   295.03        0     0     0       295.03
60000052  VERIZON - 703.7931142 6657   385.59        0     0     0       385.59
60000043  BRENT WILSON               4,800.00        0     0     0     4,800.00
60000012  WORLDCOM - 102018             34.87        0     0     0        34.87
60000002  WORLDCOM - 90067606        7,721.99        0     0     0     7,721.99
60000060  WORLDCOM - 99148090        2,170.27        0     0     0     2,170.27
60000046  WORLDCOM - U05207          3,229.50        0     0     0     3,229.50
60000045  WORLDCOM - XU31439         1,295.00        0     0     0     1,295.00
60000019  RICHARD YALEN             10,019.57        0     0     0    10,019.57
                TOTALS             240,547.36                        240,547.36